EXHIBIT 24

                                POWER OF ATTORNEY

                         1999 EMPLOYEE STOCK OPTION PLAN

                  The undersigned directors and officers of NATIONAL COMPUTER SYSTEMS, INC. hereby constitute and appoint J. W. Fenton, Jr. their true and lawful attorney-in-fact and agent, for each of them and in their name, place and stead, in any and all capacities (including without limitation, as Director and/or Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or any other officer of the Company), to sign a registration statement, and any and all amendments thereto, including post-effective amendments, on Form S-8 relating to the issuance of Common Stock of National Computer Systems, Inc. pursuant to National Computer Systems, Inc. 1999 Employee Stock Option Plan, which is to be filed with the Securities and Exchange Commission, with all exhibits thereto, and any and all documents in connection therewith, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, and hereby ratifying and confirming all that said attorney-in-fact and agent may do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 2nd day of March, 1999.


/s/  Russell A. Gullotti                         /s/  Stephen G. Shank
----------------------------                     ---------------------------
     Russell A. Gullotti                              Stephen G. Shank

/s/  William J. Cadogan                          /s/  John E Steuri
----------------------------                     ---------------------------
     William J. Cadogan                               John E. Steuri

/s/  David C. Cox                                /s/  Jeffrey W. Taylor
----------------------------                     ---------------------------
     David C. Cox                                     Jeffrey W. Taylor

/s/  Delores M. Etter
----------------------------
     Delores M. Etter                  Signed on this 7th day of March, 2000

/s/  Jean B. Keffeler                            /s/  John J. Rando
----------------------------                     ---------------------------
     Jean B. Keffeler                                 John J. Rando